UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 30, 2006

SM&A

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23585	33-0080929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor
Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 975-1550

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

As described under Item 3.03 below, on November 30, 2006, SM&A, a California corporation (“SM&A-California”), consummated a merger (the “Reincorporation”) with and into its wholly owned subsidiary, SM&A, a Delaware corporation (“SM&A-Delaware” or the “Registrant”).  As a result of the Reincorporation, the Registrant is now a Delaware corporation.  The Reincorporation was effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 30, 2006, by and between SM&A-California and SM&A-Delaware, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”).

On November 30, 2006, in connection with the Reincorporation, SM&A-Delaware entered into new indemnification agreements (the “New Indemnification Agreements”) with certain officers and each of its directors, each of which is filed hereto at Exhibits 10.1 through 10.10 to this Form 8-K.  Each of the agreements is substantially in the same form as the others and confers upon the signatory certain rights of indemnification and payment of expenses by SM&A-Delaware.  Those rights include the right to indemnification to the fullest extent permitted by the Delaware General Corporation Law.  The New Indemnification Agreements will govern the indemnification arrangements between SM&A-Delaware and each of the parties thereto, and supersede the pre-existing arrangement with SM&A-California as a result of the Reincorporation.

Section 3 - Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders

The information set forth above under Item 1.01 is incorporated hereby by this reference.

As provided by the Merger Agreement, each outstanding share of SM&A-California common stock was automatically converted into one share of SM&A-Delaware common stock, $0.0001 par value.  Each stock certificate representing issued and outstanding shares of SM&A-California common stock continues to represent the same number of shares of SM&A-Delaware common stock.

Delaware corporate law will now be applicable in the determination of the rights of stockholders of the Registrant.  The Registrant incorporates by reference Item 3 - of SM&A-California’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2006 (the “Proxy”), entitled “Approval of the Reincorporation from California to Delaware”, beginning on page 9, and incorporated herein by reference, that includes a summary of the general effect of the modifications to the charter documents and effect of the change to a Delaware corporation.

The constituent instruments defining the rights of holders of the Registrant’s capital stock will now be governed by the Certificate of Incorporation and Bylaws of SM&A-Delaware, copies of which are filed as Exhibit 3.1 and Exhibit 3.3 to this Form 8-K, respectively.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Common Stock, $0.0001 per share, of SM&A-Delaware, are deemed to be registered under Section 12(b) of the Exchange Act.

Following the Reincorporation, SM&A-Delaware common stock continues to be quoted on the NASDAQ National Market under the same symbol (“WINS”) as the shares of SM&A-California common stock had been traded.  Stockholders do not need to exchange share certificates based upon the reincorporation.

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See Item 3.03 above.

Item 9.01. Financial Statements and Exhibits

(d)                   Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 30, 2006, between SM&A, a California corporation, and SM&A, a Delaware corporation.

3.1	Certificate of Incorporation of SM&A, a Delaware corporation, as filed with the Delaware Secretary of State on November 29, 2006.

3.3	Bylaws of SM&A, a Delaware corporation, as adopted on November 30, 2006.

10.1	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Steven S. Myers.

10.2	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and William C. Bowes.

10.3	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Dwight L. Hanger.

10.4	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and J. Christopher Lewis.

10.5	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Joseph B. Reagan.

10.6	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Robert Rodin.

10.7	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and John P. Stenbit.

10.8	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Robert J. Untracht.

10.9	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Cathy L. McCarthy.

10.10	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Steve D. Handy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

Date: December 5, 2006	By:	/s/ Steve D. Handy
		Name:	Steve D. Handy
		Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 30, 2006, between SM&A, a California corporation, and SM&A, a Delaware corporation.

3.1	Certificate of Incorporation of SM&A, a Delaware corporation, as filed with the Delaware Secretary of State on November 29, 2006.

3.3	Bylaws of SM&A, a Delaware corporation, as adopted on December 4, 2006.

10.1	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Steven S. Myers.

10.2	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and William C. Bowes.

10.3	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Dwight L. Hanger.

10.4	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and J. Christopher Lewis.

10.5	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Joseph B. Reagan.

10.6	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Robert Rodin.

10.7	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and John P. Stenbit.

10.8	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Robert J. Untracht.

10.9	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Cathy L. McCarthy.

10.10	Indemnification Agreement, dated as of November 30, 2006, between SM&A, a Delaware corporation, and Steve D. Handy.